EXHIBIT (10)

                                                       Contract No. FI-2545-B-00







      _____________________________________________________________________


                             FIRM SERVICE AGREEMENT


      _____________________________________________________________________




                                     BETWEEN


                              WESTCOAST ENERGY INC.


                                       AND


                          NORTHWEST NATURAL GAS COMPANY

                             FIRM SERVICE AGREEMENT


THIS AGREEMENT made as of the 1st day of April 2003.


BETWEEN:

                  WESTCOAST ENERGY INC., a corporation having an office in Vancouver, British Columbia

                  ("Westcoast")

                                     - and -



                           NORTHWEST NATURAL GAS COMPANY, a corporation having an office in Portland, Oregon.

                  ("Shipper")


WHEREAS Shipper has requested Westcoast to provide it with the firm services described in this Agreement and Westcoast has agreed to provide Shipper with such services in accordance with and subject to the terms and conditions hereinafter set forth;


NOW THEREFORE in consideration of the mutual agreements hereinafter contained, the parties hereto agree as follows:

                                    ARTICLE 1
                 TOLL SCHEDULES AND GENERAL TERMS AND CONDITIONS

1.01 The provisions of Westcoast's Toll Schedules for Service and Westcoast's General Terms and Conditions for Service both as filed with the National Energy Board and in effect from time to time in accordance with Part IV of the National Energy Board Act are incorporated herein by reference and constitute part of this Agreement. Unless otherwise defined herein, the terms and expressions used in this Agreement have the same meaning as the corresponding terms and expressions used in Westcoast's Toll Schedules for Service and the General Terms and Conditions.

1.02     In and for the purpose of this Agreement:

         (a) "Schedule A" means Schedule A attached to this Agreement as the same may be amended and in effect from time to time;

         (b) "Schedule B" means Schedule B attached to this Agreement as the same may be amended and in effect from time to time; and

         (c) "this Agreement" means this Agreement as the same may be amended and in effect from time to time, and includes Westcoast's Toll Schedules for Service, the General Terms and Conditions, Schedule A and Schedule B.

                                    ARTICLE 2
                                    SERVICES

2.01 Subject to the provisions of this Agreement, Westcoast shall provide to Shipper the firm services described in Schedule A on each day during the periods commencing and expiring on the days specified in Schedule A in respect of each such service.

                                    ARTICLE 3
                                      TOLLS

3.01 Shipper shall pay Westcoast each month in respect of the firm services described in Schedule A the tolls for such services prescribed in Westcoast's Toll Schedules for Service.

                                    ARTICLE 4
                           RECEIPT AND DELIVERY POINTS

4.01 Shipper shall in respect of the firm services described in Schedule A deliver gas to Westcoast at the Receipt Points and in volumes not exceeding those specified in Schedule A.

4.02 Westcoast shall in respect of the firm services described in Schedule A deliver gas to Shipper at the Delivery Points specified in Schedule A.

                                    ARTICLE 5
                                     GENERAL

5.01 Shipper has no pre-emptive or other renewal rights with respect to any of the firm services described in Schedule A for which the notation "No Renewal Rights" is specified under the column "Special Conditions" in Schedule A.

                                    ARTICLE 6
                              ADDRESS FOR DELIVERY

6.01 The address of each of the parties hereto for the purpose of giving any notice in accordance with the General Terms and Conditions is as follows:

         WESTCOAST:        Westcoast Energy Inc.
                           Fifth Avenue Place, East Tower
                           Suite 2600, 425 1st Street SW
                           Calgary, Alberta
                           T2P 2Z1

                           Telecopier:   (403) 699-1998

                           Attention:    Vice President, Marketing
                                         Field Services Division


         SHIPPER:          Northwest Natural Gas Company
                           220 N.W. Second Avenue
                           Portland, Oregon
                           97209

                           Telecopier: (503) 220-2421


                           Attention:    Manager, Gas Supply

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.



                           WESTCOAST ENERGY INC.


                           ________________________________________________



                           ________________________________________________




                           NORTHWEST NATURAL GAS COMPANY



                           ________________________________________________



                           ________________________________________________



                                                Contract No. Fl-2545-B-00
                                                Entry Date: November 05, 2001
                                                Page: 1(a)

                                   SCHEDULE A

          This Schedule A is attached to and forms part of the Firm Service
          Agreement dated as of November 05,2001 between Westcoast Energy Inc.
          and Northwest Natural Gas Company.

          DESCRIPTION OF FIRM SERVICES

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--------------------------------------------------------------------------------------------------------------------
GMS                             CONTRACT        SERVICE         SERVICE
REF.                             DEMAND        COMMENCE          EXPIRY         SERVICE      SPECIAL     SPECIAL
NBR      FIRM SERVICE            10 3m3          DAY              DAY            TERM          TOLL     CONDITIONS
--------------------------------------------------------------------------------------------------------------------

         Transportation Service - Southern
         Receipt Point Compressor Station No. 2
         Delivery Point Export Delivery Point

   1.    Residue gas                    141.6   NOV-01-2003     OCT-31-2014     OPTB                2003 Tolls -

   2.    Residue gas                   1453.3   NOV-01-2003     OCT-31-2014     OPTB                2003 Tolls -



                                                Contract No. Fl-2545-B-00
                                                Entry Date: November 05, 2001
                                                Page: 1


          This Schedule B is attached to and forms part of the Firm Service Agreement dated as of November 05,2001 between Westcoast Energy Inc. and Northwest Natural Gas Company.

          FIRM RAW GAS TRANSMISSION SERVICE RECEIPT POINTS

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

------------------------------------------------------------------------------------------------------------
               RECEIPT PATTERN                                  RECEIPT         CONTRACT
LINE                AND                 RECEIPT POINT            POINT           DEMAND         SPECIAL
NBR            EFFCTIVE PERIOD         NAME OR LOCATION         NUMBER           10 3m3       CONDITIONS
------------------------------------------------------------------------------------------------------------



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